UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or l5 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2004

Washington Banking Company
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-24503	91-1725825
(Commission File Number)	(IRS Employer Identification No.)

450 Bayshore Drive
Oak Harbor, WA 98277
(Address of principal executive offices) (Zip Code)

(360) 679-3121
(Registrant’s telephone number, including area code)

FORM 8-K

WASHINGTON BANKING COMPANY
Oak Harbor, Washington

May 3, 2004

Item 7. Financial Statements and Exhibits

(a)     Financial statements – not applicable

(b)     Pro forma financial information – not applicable

(c)     The following Exhibits are included with this Report:

          Exhibit 99.1 Press Release dated April 28, 2004

          Exhibit 99.2 Press Release dated April 29, 2004

Item 9. Regulation FD Disclosure

The following information is being furnished under Item 9 and Item 12 of this Report:

On April 28, 2004, Washington Banking Company announced by press release its earnings for the first quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

On April 29, 2004, Washington Banking Company announced by press release a cash dividend. A copy of the press release is attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON BANKING COMPANY
Date: May 3, 2004	By:	/s/ Michal D. Cann

Michal D. Cann President and Chief Executive Officer